UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 4, 2008

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400
Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 5, 2008, FPA/PRIP Conifer, LLC, a Delaware limited liability company (“FPA/PRIP”), purchased Conifer Crossing located at 3383 Holcomb Bridge Road NW, Norcross, Georgia (“Conifer Crossing”) from Simpson Financing Limited Partnership, a Colorado limited partnership (the “Seller”) pursuant to a Purchase and Sale Agreement, dated as of April 2, 2008 (the “Purchase Agreement”), between the Seller and Fowler Property Acquisitions, LLC, a San Francisco based real estate investment firm. Fowler Property Acquisitions, LLC assigned the Purchase Agreement to FPA/PRIP pursuant to an Assignment and Assumption of Agreement of Purchase and Sale, dated as of May 22, 2008 (the “Assignment Agreement”), as amended by an Amendment to Assignment and Assumption of Agreement of Purchase and Sale, dated as of July 27, 2008 (the “Assignment Amendment”).

FPA/PRIP was formed for the purpose of the acquisition. On August 4, 2008, the original member of FPA/PRIP withdrew, and PRIP 3383, LLC, a Delaware limited liability company and a subsidiary of Paladin Realty Income Properties, Inc. (the “Company”), and FPA Conifer Investors, LLC, a Delaware limited liability company and an affiliate of Fowler Property Acquisitions, LLC, were admitted as the sole members. Pursuant to the FPA/PRIP operating agreement, dated as of August 4, 2008 (the “Operating Agreement”), between PRIP 3383, LLC and FPA Conifer Investors, LLC, the Company owns a 42.5% interest in FPA/PRIP and FPA Conifer Investors, LLC owns the remaining 57.5% interest. The Operating Agreement provides that the Company’s investment will be treated as preferred equity and the Company will receive a priority preferred return of 8.5% on its invested equity. The Operating Agreement also provides the Company with super-majority voting rights with respect to all major decisions by FPA/PRIP.

FPA/PRIP acquired Conifer Crossing from the Seller for the purchase price of $31,750,000. Including funds earmarked for renovation and closing costs, the total capitalization for this investment was approximately $39,385,000. The total purchase price was financed pursuant to a mortgage loan in the amount of $28,700,000 obtained by FPA/PRIP and $10,580,000 in capital contributions, of which the Company contributed $4,500,000 with proceeds from the Company’s initial public offering. Of the $28,700,000 in loan proceeds obtained by FPA/PRIP, $6,613,535 will be held in escrow to fund renovations.

Conifer Crossing is a Class B rental apartment community with an aggregate of 517,894 square feet of rentable area in its 420 units and was approximately 91.9% occupied as of August 1, 2008. The Company believes that the property is suitable and adequate for its intended purpose and is adequately covered by insurance.

The above descriptions of the Purchase Agreement, the Assignment Agreement, the Assignment Amendment and Operating Agreement are qualified in their entirety by the terms of the agreements attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing of the Conifer Crossing acquisition, FPA/PRIP obtained a loan from the Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the amount of $28,700,000, as evidenced by a Multifamily Note dated August 5, 2008, in favor of Holliday Fenoglio Fowler, L.P. (the “Promissory Note”). The loan bears interest at a fixed rate of 5.96% and matures on September 1, 2015. The first three years are interest only with the remaining four years amortizing on a 30-year schedule. Assuming no event of default occurs before the maturity date, the loan will automatically be extended until September 1, 2016 with an adjustable interest rate based on the Freddie Mac Reference Bill Index. The loan is prepayable at any time prior to its maturity, subject to a prepayment penalty equal to the greater of (1) 1.0% of the principal being repaid or (2) an amount calculated pursuant to a standard formula based on the remaining life of the loan and then-current interest rates. The loan is secured by a multifamily mortgage on the property pursuant to a Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement (the “Security Instrument”). In addition, the loan is guaranteed by Gregory A. Fowler, but only upon the occurrence of certain limited events (the “Guaranty Agreement”). As a condition to the loan, FPA/PRIP is further required to make certain repairs and improvements to Conifer Crossing and to accordingly fund an escrow fund with approximately $6,613,500 for the payment for such repairs and improvements pursuant to a Repair Escrow Agreement dated August 5, 2008 (the “Repair Escrow Agreement”).

The above descriptions of Promissory Note, Security Instrument, Guaranty Agreement and Repair Escrow Agreement are qualified in their entirety by the terms of the agreements attached to this Current Report on Form 8-K as Exhibits 10.5, 10.6, 10.7 and 10.8 respectively and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits

10.1	Purchase and Sale Agreement, dated as of April 2, 2008, by and between Simpson Financing Limited Partnership and Fowler Property Acquisitions, LLC

10.2	Assignment and Assumption of Agreement of Purchase and Sale, dated as of May 22, 2008, by and between Fowler Property Acquisitions, LLC and FPA Conifer Associates, LLC

10.3	Amendment to Assignment and Assumption of Agreement of Purchase and Sale, dated as of July 27, 2008, by and between Fowler Property Acquisitions, LLC and FPA/PRIP Conifer, LLC

10.4	Operating Agreement of FPA/PRIP Conifer, LLC, dated as of August 4, 2008, by and between PRIP 3383, LLC and FPA Conifer Investors, LLC

10.5	Multifamily Note effective as of August 5, 2008 made by FPA/PRIP Conifer, LLC in favor of Holliday Fenoglio Fowler, L.P.

10.6	Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement, effective as of August 5, 2008, by FPA/PRIP Conifer, LLC in favor of Holliday Fenoglio Fowler, L.P.

10.7	Guaranty, dated August 5, 2008, by Gregory A. Fowler in favor Holliday Fenoglio Fowler, L.P.

10.8	Repair Escrow Agreement, dated as of August 5, 2008, by and between FPA/PRIP Conifer, LLC and the Federal Home Loan Mortgage Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: August 8, 2008	By:	/s/ John A. Gerson
John A. Gerson
Chief Financial Officer

EXHIBIT INDEX

10.1	Purchase and Sale Agreement, dated as of April 2, 2008, by and between Simpson Financing Limited Partnership and Fowler Property Acquisitions, LLC

10.2	Assignment and Assumption of Agreement of Purchase and Sale, dated as of May 22, 2008, by and between Fowler Property Acquisitions, LLC and FPA Conifer Associates, LLC

10.3	Amendment to Assignment and Assumption of Agreement of Purchase and Sale, dated as of July 27, 2008, by and between Fowler Property Acquisitions, LLC and FPA/PRIP Conifer, LLC

10.4	Operating Agreement of FPA/PRIP Conifer, LLC, dated as of August 4, 2008, by and between PRIP 3383, LLC and FPA Conifer Investors, LLC

10.5	Multifamily Note effective as of August 5, 2008 made by FPA/PRIP Conifer, LLC in favor of Holliday Fenoglio Fowler, L.P.

10.6	Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement, effective as of August 5, 2008, by FPA/PRIP Conifer, LLC in favor of Holliday Fenoglio Fowler, L.P.

10.7	Guaranty, dated August 5, 2008, by Gregory A. Fowler in favor Holliday Fenoglio Fowler, L.P.

10.8	Repair Escrow Agreement, dated as of August 5, 2008, by and between FPA/PRIP Conifer, LLC and the Federal Home Loan Mortgage Corporation